Drilling Rigs	12 Months Ended
Dec. 31, 2011
Drilling Rigs [Abstract]
DRILLING RIGS

NOTE 13 – DRILLING RIGS

In May 2009, two drilling rigs were contributed to the Company for a note of $3,250,000.  These rigs were recorded at estimated fair value as this was lower than their predecessor cost basis. The note holder subsequently converted the note for 2,100,000 shares of common stock (Note 3).  These rigs required certain capital improvements prior to their ability to be functional in operations.

In 2009, management determined that future drilling operations were not part of their strategic plans.  Management estimated the net realizable value to be $500,000; therefore, an impairment of $2,750,000 was recorded for the period ending December 31, 2009.

In May 2010, the Company entered into a purchase and sale agreement for the rigs.  The Company sold the rigs for $700,000 under which the Company received $100,000 in cash and the balance in a five-year secured note. The acquirer defaulted on the note and the Company is now pursuing the remedies afforded to it under the note and security agreement.  The Company believes it is in a first lien position on the underlying collateral, however, in 2010 the Company elected to fully reserve the $400,000 note receivable as the ability to recover the amount and the value of the underlying collateral was uncertain.